Exhibit h(2)(b)

EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between such trusts and the Bank of New York Mellon.

April 11, 2019

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BRIC ETF
3.	Invesco BuyBack AchieversTM ETF
4.	Invesco Cleantech ETF
5.	Invesco Dividend AchieversTM ETF
6.	Invesco Dow Jones Industrial Average Dividend ETF
7.	Invesco DWA Momentum ETF
8.	Invesco DWA Basic Materials Momentum ETF
9.	Invesco Dynamic Biotechnology & Genome ETF
10.	Invesco Dynamic Building & Construction ETF
11.	Invesco DWA Consumer Cyclicals Momentum ETF
12.	Invesco DWA Consumer Staples Momentum ETF
13.	Invesco Dynamic Energy Exploration & Production ETF
14.	Invesco DWA Energy Momentum ETF
15.	Invesco DWA Financial Momentum ETF
16.	Invesco Dynamic Food & Beverage ETF
17.	Invesco DWA Healthcare Momentum ETF
18.	Invesco DWA Industrials Momentum ETF
19.	Invesco Dynamic Large Cap Growth ETF
20.	Invesco Russell Top 200 Equal Weight ETF
21.	Invesco Dynamic Large Cap Value ETF
22.	Invesco Dynamic Leisure and Entertainment ETF
23.	Invesco Dynamic Market ETF
24.	Invesco Dynamic Media ETF
25.	Invesco Russell Midcap Pure Growth ETF
26.	Invesco Russell Midcap Equal Weight ETF
27.	Invesco Russell Midcap Pure Value ETF
28.	Invesco Dynamic Networking ETF
29.	Invesco Dynamic Oil & Gas Services ETF
30.	Invesco DWA NASDAQ Momentum ETF
31.	Invesco Dynamic Pharmaceuticals ETF
32.	Invesco Dynamic Retail ETF
33.	Invesco Dynamic Semiconductors ETF
34.	Invesco Russell 2000 Pure Growth ETF
35.	Invesco Russell 2000 Pure Value ETF
36.	Invesco Dynamic Software ETF
37.	Invesco DWA Technology Momentum ETF
38.	Invesco DWA Utilities Momentum ETF
39.	Invesco Financial Preferred ETF
40.	Invesco FTSE RAFI US 1000 ETF
41.	Invesco FTSE RAFI US 1500 Small-Mid ETF
42.	Invesco Russell Top 200 Pure Growth ETF
43.	Invesco Russell Top 200 Pure Value ETF
44.	Invesco Global Listed Private Equity ETF
45.	Invesco Golden Dragon China ETF
46.	Invesco High Yield Equity Dividend Achievers ETF

Exhibit h(2)(b)

47.	Invesco Insider Sentiment ETF
48.	Invesco International Dividend Achievers ETF
49.	Invesco Zacks Mid-Cap ETF
50.	Invesco Zacks Multi-Asset Income ETF
51.	Invesco NASDAQ Internet ETF
52.	Invesco Raymond James SB-1 Equity ETF
53.	Invesco S&P MidCap 400® Equal Weight ETF
54.	Invesco S&P MidCap 400® Pure Growth ETF
55.	Invesco S&P MidCap 400® Pure Value ETF
56.	Invesco S&P 500® BuyWrite ETF
57.	Invesco S&P 500® Equal Weight Communication Services ETF
58.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
59.	Invesco S& P 500® Equal Weight Consumer Staples ETF
60.	Invesco S&P 500® Equal Weight Energy ETF
61.	Invesco S&P 500® Equal Weight ETF
62.	Invesco S&P 500® Equal Weight Financials ETF
63.	Invesco S&P 500® Equal Weight Health Care ETF
64.	Invesco S&P 500® Equal Weight Industrials ETF
65.	Invesco S&P 500® Equal Weight Materials ETF
66.	Invesco S&P 500® Equal Weight Real Estate ETF
67.	Invesco S&P 500® Equal Weight Technology ETF
68.	Invesco S&P 500® Equal Weight Utilities ETF
69.	Invesco S&P 500® Pure Growth ETF
70.	Invesco S&P 500® Pure Value ETF
71.	Invesco S&P 500® Top 50 ETF
72.	Invesco S&P 500® Quality ETF
73.	Invesco S&P SmallCap 600® Equal Weight ETF
74.	Invesco S&P SmallCap 600® Pure Growth ETF
75.	Invesco S&P SmallCap 600® Pure Value ETF
76.	Invesco S&P Spin-Off ETF
77.	Invesco Water Resources ETF
78.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco California AMT-Free Municipal Bond ETF
3.	Invesco CEF Income Composite ETF
4.	Invesco Contrarian Opportunities ETF
5.	Invesco China Real Estate ETF
6.	Invesco China Small Cap ETF
7.	Invesco China Technology ETF
8.	Invesco DWA Developed Markets Momentum ETF
9.	Invesco DWA Emerging Markets Momentum ETF
10.	Invesco DWA SmallCap Momentum ETF
11.	Invesco DWA Tactical Multi-Asset Income ETF
12.	Invesco DWA Tactical Sector Rotation ETF
13.	Invesco Emerging Markets Revenue ETF
14.	Invesco Emerging Markets Sovereign Debt ETF
15.	Invesco Emerging Markets Ultra Dividend Revenue ETF
16.	Invesco Frontier Markets ETF
17.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
18.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
19.	Invesco FTSE RAFI Emerging Markets ETF
20.	Invesco FTSE International Low Beta Equal Weight ETF
21.	Invesco Fundamental High Yield® Corporate Bond ETF
22.	Invesco Fundamental Investment Grade Corporate Bond Portfolio

Exhibit h(2)(b)

23.	Invesco Global Clean Energy ETF
24.	Invesco Global ESG Revenue ETF
25.	Invesco Global Revenue ETF
26.	Invesco Global Short Term High Yield Bond ETF
27.	Invesco Global Water ETF
28.	Invesco International BuyBack AchieversTM Portfolio
29.	Invesco International Corporate Bond ETF
30.	Invesco International Revenue ETF
31.	Invesco International Ultra Dividend Revenue ETF
32.	Invesco Japan Currency Hedged Low Volatility ETF
33.	Invesco KBW Bank ETF
34.	Invesco KBW High Dividend Yield Financial ETF
35.	Invesco KBW Premium Yield Equity REIT ETF
36.	Invesco KBW Property & Casualty Insurance ETF
37.	Invesco KBW Regional Banking ETF
38.	Invesco LadderRite 0-5 Year Corporate Bond ETF
39.	Invesco MSCI Emerging Markets Equal Country Weight ETF
40.	Invesco MSCI Global Timber ETF
41.	Invesco National AMT-Free Municipal Bond ETF
42.	Invesco New York AMT-Free Municipal Bond ETF
43.	Invesco Preferred ETF
44.	Invesco PureBeta FTSE Developed ex-North America ETF
45.	Invesco PureBeta FTSE Emerging Markets ETF
46.	Invesco PureBeta MSCI USA ETF
47.	Invesco PureBeta MSCI USA Small Cap ETF
48.	Invesco PureBeta US Aggregate Bond ETF
49.	Invesco PureBeta 0-5 Yr US TIPS ETF
50.	Invesco Russell 1000 Enhanced Equal Weight ETF
51.	Invesco Russell 1000 Equal Weight ETF
52.	Invesco Russell 1000 Low Beta Equal Weight ETF
53.	Invesco Russell 1000® Low Volatility Factor ETF
54.	Invesco Russell 1000® Momentum Factor ETF
55.	Invesco Russell 1000® Quality Factor ETF
56.	Invesco Russell 1000® Size Factor ETF
57.	Invesco Russell 1000® Value Factor ETF
58.	Invesco Russell 1000® Yield Factor ETF
59.	Invesco Shipping ETF
60.	Invesco Solar ETF
61.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
62.	Invesco S&P 500® High Beta ETF
63.	Invesco S&P 500® High Dividend Low Volatility ETF
64.	Invesco S&P 500® Low Volatility Portfolio
65.	Invesco S&P 500 Minimum Variance ETF
66.	Invesco S&P 500 Momentum ETF
67.	Invesco S&P 500 Enhanced Value Portfolio
68.	Invesco S&P 500 Revenue ETF
69.	Invesco S&P Emerging Markets Momentum ETF
70.	Invesco S&P Emerging Markets Low Volatility ETF
71.	Invesco S&P Financials Revenue ETF
72.	Invesco S&P Global Dividend Opportunities Index ETF
73.	Invesco S&P Global Water Index ETF
74.	Invesco S&P High Income Infrastructure ETF
75.	Invesco S&P International Developed High Dividend Low Volatility ETF
76.	Invesco S&P International Developed Momentum ETF
77.	Invesco S&P International Developed Low Volatility ETF
78.	Invesco S&P International Developed Quality ETF

Exhibit h(2)(b)

79.	Invesco S&P MidCap 400 Revenue ETF
80.	Invesco S&P MidCap Low Volatility ETF
81.	Invesco S&P SmallCap 600 Revenue ETF
82.	Invesco S&P SmallCap Consumer Discretionary ETF
83.	Invesco S&P SmallCap Consumer Staples ETF
84.	Invesco S&P SmallCap Energy ETF
85.	Invesco S&P SmallCap Financials ETF
86.	Invesco S&P SmallCap Health Care ETF
87.	Invesco S&P SmallCap High Dividend Low Volatility ETF
88.	Invesco S&P SmallCap Industrials ETF
89.	Invesco S&P SmallCap Information Technology ETF
90.	Invesco S&P SmallCap Low Volatility ETF
91.	Invesco S&P SmallCap Materials ETF
92.	Invesco S&P SmallCap Quality ETF
93.	Invesco S&P SmallCap Utilities & Communication Services ETF
94.	Invesco Senior Loan ETF
95.	Invesco Taxable Municipal Bond ETF
96.	Invesco Treasury Collateral ETF
97.	Invesco S&P Ultra Dividend Revenue ETF
98.	Invesco Variable Rate Preferred ETF
99.	Invesco VRDO Tax-Free Weekly ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Growth Multi-Asset Allocation ETF
5.	Invesco Moderately Conservative Multi-Asset Allocation ETF
6.	Invesco S&P 500® Downside Hedged ETF
7.	Invesco Total Return Bond ETF
8.	Invesco Ultra Short Duration ETF
9.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Base Metals Commodity Strategy No K-1 ETF
3.	Invesco Bloomberg Commodity Strategy ETF
4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2019 Corporate Bond ETF
2.	Invesco BulletShares 2019 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2020 Corporate Bond ETF
4.	Invesco BulletShares 2020 High Yield Corporate Bond ETF
5.	Invesco BulletShares 2021 Corporate Bond ETF
6.	Invesco BulletShares 2021 High Yield Corporate Bond ETF
7.	Invesco BulletShares 2022 Corporate Bond ETF
8.	Invesco BulletShares 2022 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2023 Corporate Bond ETF
10.	Invesco BulletShares 2023 High Yield Corporate Bond ETF
11.	Invesco BulletShares 2024 Corporate Bond ETF
12.	Invesco BulletShares 2024 High Yield Corporate Bond ETF

Exhibit h(2)(b)

13.	Invesco BulletShares 2025 Corporate Bond ETF
14.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
16.	Invesco BulletShares 2026 Corporate Bond ETF
17.	Invesco BulletShares 2027 Corporate Bond ETF
18.	Invesco BulletShares 2028 Corporate Bond ETF
19.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
20.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
21.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
22.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
23.	Invesco BulletShares 2020 Municipal Bond ETF
24.	Invesco BulletShares 2021 Municipal Bond ETF
25.	Invesco BulletShares 2022 Municipal Bond ETF
26.	Invesco BulletShares 2023 Municipal Bond ETF
27.	Invesco BulletShares 2024 Municipal Bond ETF
28.	Invesco BulletShares 2025 Municipal Bond ETF
29.	Invesco BulletShares 2026 Municipal Bond ETF
30.	Invesco BulletShares 2027 Municipal Bond ETF
31.	Invesco BulletShares 2028 Municipal Bond ETF
32.	Invesco Defensive Equity ETF
33.	Invesco Emerging Markets Debt Defensive ETF
34.	Invesco Emerging Markets Debt Value ETF
35.	Invesco ESG Revenue ETF
36.	Invesco Corporate Income Defensive ETF
37.	Invesco Corporate Income Value ETF
38.	Invesco Investment Grade Defensive ETF
39.	Invesco Investment Grade Value ETF
40.	Invesco Multi-Factor Core Fixed Income ETF
41.	Invesco Multi-Factor Core Plus Fixed Income ETF
42.	Invesco Multi-Factor Defensive Core Fixed Income ETF
43.	Invesco Multi-Factor Income ETF
44.	Invesco Russell 1000® Dynamic Multifactor ETF
45.	Invesco Russell 2000® Dynamic Multifactor ETF
46.	Invesco RAFITM Strategic US ETF
47.	Invesco RAFITM Strategic US Small Company ETF
48.	Invesco RAFITM Strategic Developed ex-US ETF
49.	Invesco RAFITM Strategic Developed ex-US Small Company ETF
50.	Invesco RAFITM Strategic Emerging Markets ETF

[Signature page follows]

Exhibit h(2)(b)

THE BANK OF NEW YORK MELLON

By:	/s/ Gerard Connors
(signature)
Gerard Connors
(name)
Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST
By:	/s/ Daniel E. Draper
(signature)		By:	/s/ Daniel E. Draper
Daniel E. Draper		(signature)
(name)		Daniel E. Draper
President		(name)
(title)		President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper	By:	/s/ Daniel E. Draper
(signature)		(signature)
Daniel E. Draper		Daniel E. Draper
(name)		(name)
President		President
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Daniel E. Draper	By:	/s/ Daniel E. Draper
(signature)		(signature)
Daniel E. Draper		Daniel E. Draper
(name)		(name)
President		President
(title)		(title)